MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-Jan-98
Reporting Month:  December

           Class
           Interest   Beginning       Interest      Interest       Principal      Total         Applied Ending
Class      Rate       Balance         Accrual       Payment        Payment        Distribution  Losses  Balance
Class A-1  6.488750%  $209,897,125.26 $1,134,974.98 $1,134,974.98  $7,239,148.94  $8,374,123.92 $0.00   $202,657,976.32
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $19,103,515.54   $111,437.17   $111,437.17    $689,076.98    $800,514.15 $0.00    $18,414,438.56
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.488750%    $9,157,792.30    $49,518.85    $49,518.85    $300,346.95    $349,865.80 $0.00     $8,857,445.35

                      $290,658,433.10 $1,908,431.00 $1,908,431.00  $8,228,572.87 $10,137,003.87 $0.00   $282,429,860.23

  Class              CUSIP        Priority      Principal Type    Interest Type
Class A-1            589962AT6    Senior        Sequential        Floater
Class A-2            589962AU3    Senior        Sequential        Floater
Class A-3            589962AV1    Senior        Sequential        Fixed
Class A-4            589962AW     Senior        Sequential        Fixed
Class A-5            589962AX7    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     28-Jan-98
Reporting Month:  December


                                                              Interest     Interest    Principal
          Original        Original  Integral     Record       Accrual      Payment     Payment      Ending          Remaining
Class     Balance         Pct Pool  Denomination Date         Factor       Factor      Factor       Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    31-Dec-97     2.60913789   2.60913789  16.64172170 $202,657,976.32 0.46588041
Class A-2  $45,500,000.00  8.17%    $1,000.00    31-Dec-97    12.50000000  12.50000000   0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    31-Dec-97     4.23715475   4.23715475  26.20064560  $18,414,438.56 0.70016877
Class A-4   $7,000,000.00  1.26%    $1,000.00    31-Dec-97     6.25000000   6.25000000   0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    31-Dec-97     3.35721017   3.35721017  20.36250500   $8,857,445.35 0.60050477

          $528,550,000.00                                                                           $282,429,860.23

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Jan-98
Report Date:    December

Collateral Proceeds Account


Beginning Balance                                       $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee                   $2,362,554.07       Interest Payments              $1,908,431.00
Principal                                       $8,228,572.87       Principal Payments             $8,228,572.87
Deposits From Reserve Fund                              $0.00       Surplus                          $423,526.50
Other Deposits                                          $0.00       MBIA Fee                          $30,596.57
                                                                    Discount Principal Reserve             $0.00

Total Deposit                                  $10,591,126.94       Total Withdrawals             $10,591,126.94

                                                                    Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         28-Jan-98
  Reporting Month       December

  Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance  Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 8.66% $27,574,639.86 $0.00       $403,911.65 $309,600,588.48  8.78% $27,170,728.21


Surplus Summary

Class                      Total Distribution
Surplus                           $423,526.50

Delinquency Statistics
                                         Current          % of
                    # of Loans            Balance    Current Balance
30+ Days               124         $12,392,987             4.00%
60+ Days                40          $5,811,510             1.88%
90+ Days                59          $8,835,036             2.85%
Foreclosure             76         $10,061,764             3.25%
REO                     36          $4,693,549             1.52%

Totals                 335         $41,794,846            13.50%


Advances on Delinquencies                                      $303,141.71
Non-Recoverable Advances on Delinquencies                            $0.00